Charter Financial
CORPORATION

Investor Presentation

September 2011

Forward Looking Statement

Charter Financial
CORPORATION

This presentation and the accompanying commentary may contain "forward-looking statements" that may be identified by use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors that could cause actual results to differ materially from these estimates. These factors include but are not limited to general and local economic conditions; changes in interest rates, deposit flows, demand for mortgages and other loans, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services. Any or all forward-looking statements in this release and in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties. Consequently, no forward-looking statements can be guaranteed. The Company disclaims any obligation to subsequently revise any forward- looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Charter Financial
CORPORATION

Corporate Profile

- **Headquartered in West Point, Georgia**
- **Founded in 1954 as First Federal Savings and Loan Association**
- **Growth by de novo branch and acquisition**
- **Recent growth via three FDIC-Assisted Acquisitions (June '09, March '10, Sep '11)**
- **Approximately 270 FTE's servicing over 34,000 checking accounts**
- **14 offices along I-85 & I-20 GA/AL footprint and 8 offices in NW Florida**

<u>June 30, 2011</u> *(pro forma)*

Total Assets:	**$1.2 Billion**
Total Net Loans:	**$741.1 Million**
Total Deposits:	**$942.0 Million**



Cartersville
Alpharetta
Commerce
Cedartown
Marietta
Lawrenceville
Athens
Jacksonville
Douglasville
Atlanta
Monroe
Redan
East Point
Carrollton
Madison
Newnan
Peachtree City
Griffin
Monticello
Eatonton
Wedowee
Oconee National Forest
Roanoke
LaGrange
Barnesville
Lafayette
Thomaston
Macon
Hamilton
Lizella
Opelika
Warner Robins
Auburn
Fort Valley
Columbus
Perry
Tuskegee
Cochran

Note: Pro forma data for recent FDIC acquisition is pre-fair value adjustments and marks.

Management Team

Charter Financial CORPORATION

Top Executives		
NAME	POSITION	EXPERIENCE (Banking/CharterBank)
Robert Lee Johnson	Chairman & CEO	29/27
Curtis R. Kollar	Senior VP & CFO	26/20
Lee Washam	President	27/11

- **Strong Experienced Management & Board of Directors** *(See Appendix)*
- **Conservative Credit…cut teeth in 80's S&L crisis**
- **Continuously Profitable since before 1990**
- **Clean Regulatory Examination History**
- **M&A Experience…4 deals both assisted & unassisted**
- **FDIC Bid & Loss Share Administration Experience *(bid on 12 banks since 2009 including two linked bids, resulted in 3 acquisitions)***

Ownership Structure

Charter Financial CORPORATION


First Charter MHC
61%
Public Shareholders
39%
Charter Financial Corporation
CharterBank

Market Profile

NASDAQ: CHFN

Recent Price (8/31/2011):	$9.01
Dividend:	$0.05 Per Quarter – 2.2% Yield
Shares Outstanding:	18.7 Million
Minority Shares	7.2 Million
Insider Ownership (6/30/2011):	5.9% of minority shares
Market Capitalization (8/31/2011):	$168.5 Million
Total Assets (6/30/2011 Pro Forma):	$1.2 Billion (pre-fair value adjustments)

Price-to-Book Multiple

August 31, 2011
Per Share

Charter Financial Corporation

Recent Price :	$9.01
Reported MHC Book Value :	$7.65
P/B Multiple :	1.18X
2nd Step Fully Converted P/B :	0.72X

Source: Stifel Nicolaus Weisel - Unaudited

Retail Markets

Charter Financial CORPORATION

Legacy Markets ●
Acquired Markets FDIC ●


Birmingham
Atlanta
Athens
Columbus
Montgomery
Alabama
Georgia
35
575
23
19
411
400
85
985
278
431
75
29
78
61
20
59
Alt
27
285
65
459
280
231
16
129
475
185
96

Market Conditions

Charter Financial CORPORATION

- KIA Motors Assembly Plant and Related Suppliers
- BRAC - Fort Benning
- Atlanta Christian College Relocating to West Point
- Selective Lending Opportunities - Few Qualified Borrowers Seeking Loans
- Continued Challenges among Banking Peers

Recent Accomplishments

- 20+ Consecutive Years of Profitability…June 2011 Qtr $1.55 million
- Strengthened Interest Rate Spread & Funding Mix
- Stable and Improving Credit Quality
- Executed/Consolidated 2nd FDIC Assisted Acquisition
- Raised $34 million in Capital & Listed on NASDAQ
- Extended the franchise into the Florida panhandle with the FDIC-assisted acquisition of the First National Bank of Florida on September 9, 2011

CHFN Value Proposition

Charter Financial CORPORATION

- Track Record
  - Continuously Profitable and Well Capitalized
  - Strong Asset Quality
  - Core Deposit Focused
  - Experienced Management Team (3) FDIC Assisted Acquisitions
- Opportunity
  - Growth via Strategic FDIC-Assisted Acquisition Opportunities
  - Building Suburban Atlanta Franchise and Florida panhandle
  - Improve Earnings through Cash Re-investment & Lower Credit Costs
  - Trading @ 0.72X 2nd Step Pro Forma Price/Book
  - Ability to Repurchase Shares after September 29, 2011

Charter Financial CORPORATION

Recent FDIC-Assisted Acquisition & Future Outlook

Overview of First National Bank of Florida

Charter Financial CORPORATION

- Commenced operations in 1984.
- 8 locations in the Florida panhandle.
- #2 deposit market share in Santa Rosa county.
- Total assets reached just under $465 million at its high.
- Significant military presence provides a measure of economic stability.



Andalusia
Enterprise
Crestview
Cantonment
West Pensacola
Fort Walton Beach
Panama City

(dollars in thousands) Balance Sheet Highlights	12/31/2008	12/31/2009	12/31/2010	6/30/2011
Total Assets	440,956	372,535	313,215	296,841
Tangible Equity	40,486	31,911	21,134	14,123
Total Loans & Leases (Incl HFS)	319,226	256,941	203,594	186,001
NPAs / Assets (%)	11.74	24.14	32.91	30.15
Total Loan & Leases/Assets (%)	72.39	68.97	65.00	62.66
Total Deposits	387,280	335,807	289,088	280,095
Loan to Deposit Ratio (%)	82.43	76.51	70.43	66.41
Full-time Employees	94	88	81	80

Source: SNL Financial

Transaction Overview

Charter Financial CORPORATION

- Acquired First National Bank of Florida from the FDIC, as Receiver, on September 9th in a whole bank purchase and assumption transaction with loss share.
- Assets acquired of approximately $252 million and liabilities assumed of approximately $248 million (before fair market value adjustments)
- Asset discount of $28 million, or approximately (10%) of assets, with no deposit premium paid
- Nominal bargain purchase gain anticipated (preliminary estimate pending final fair value measurements)
- Pro forma for the transaction, CharterBank will continue to maintain a very strong capital position – all regulatory capital ratios significantly exceed the regulatory minimums

Rationale

- Immediately accretive to earnings
- Leverages a portion of our excess capital
- Provides additional economies of scale as Charter has a substantial infrastructure in place to administer loss share agreements
- Opportunity to expand and diversify retail deposit franchise
- Establishes a quality, healthy bank in an otherwise distressed market which provides abundant opportunities to increase market share

Loan Mix

First National Bank of Florida
as of June 30, 2011


0.48%
8.81%
11.01%
27.41%
45.43%
6.86%
Construction & Land Development
Commercial Real Estate
Multifamily residential RE
1-4 Family Loans
Commercial & Industrial
Consumer Loans

All loans (except for consumer) covered by 80/20% loss share agreement

Deposit Mix
Quality, Core Funded Franchise



First National Bank of Florida
Deposit Mix as September 9, 2011
Demand Deposits
Now Accts
Money Market Accts
Savings Accts
CD's
10.02%
14.55%
12.84%
16.38%
46.21%

Pipeline of Potential FDIC-Assisted Transactions in Our Markets

Charter Financial CORPORATION

Potential Opportunity Asset Size Distribution



Total # Institutions with
Texas Ratio > 75% = 114
Total Assets = $35.5 Billion
Total Branches = 650
# of Institutions with a Texas Ratio Greater Than 75%
35
30
25
20
15
10
5
0
22
5
30
4
17
4
13
1
16
2
$0 - $100M
$100 - $200M
$200 - $300M
$300 - $400M
$400M+
Asset Size
Georgia
Southern Alabama & Northwest Florida

Source: SNL Financial as of 6/30/11.

FDIC-Assisted Acquisitions

Charter Financial CORPORATION

Benefits

- Opportunity to Strategically Grow and Diversify the Franchise in a Risk-Averse Fashion
- Enables Charter to Profitably Deploy Excess Capital
- Substantial Source of Cash
- Acquired Deposits can be Immediately Repriced
- Cost Synergies Achieved more Quickly than Traditional Acquisitions
- Future Deals Leverage Charter's Extensive Loss Share Platform

Difficulties

- Limited Due Diligence
- Infrastructure and Management
- Liquidation of Nonperforming Covered Assets
- Increases Complexity of Financial Results and Reporting
- Reinvestment of Cash

Charter Financial CORPORATION

Financial Performance

Total Funding Mix



Core Deposits
Retail CD's
Wholesale Funding
$1,200
$1,000
$800
$600
$400
$200
$0
29%
25%
46%
25%
27%
48%
26%
30%
44%
30%
41%
29%
34%
43%
23%
38%
44%
18%
40%
43%
17%
43%
44%
13%
Sep-07
Sep-08
Sep-09
Sep-10
Dec-10
Mar-11
Jun-11
Proforma

Loans Outstanding

Loan Mix – Pre First National Bank Acquisition

June 30, 2011


NONOWNER-OCCUPIED NONRESIDENTIAL REAL ESTATE
36%
COMMERCIAL
9%
REAL ESTATE CONSTRUCTION
7%
CONSUMER AND OTHER
5%
1-4 FAMILY REAL ESTATE
18%
OWNER-OCCUPIED NONRESIDENTIAL REAL ESTATE
25%

Loans Outstanding, Net
Book Value
June 30, 2011

Charter Financial CORPORATION

(000's millions)


$120.1
16%
$185.9
25%
$434.3
59%
Covered-Loss Sharing
Noncovered-Legacy
First NB of Florida *

•First National Bank of Florida loans as displayed in the chart above are not adjusted for acquisition related fair value adjustments. As of September 9, 2011.

Nonperforming Asset Trend
Legacy


$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
30-89 Days
REO
Non-Accrual

August 2011:

- 30-89 Days - $4.7M
- REO - $4.6M
- Non-Accrual - $12.5M

Loss Share Assets
Neighborhood Community & McIntosh Commercial Bank Acquisitions

Charter Financial Corporation

- Acquired covered loans and real estate owned of $440 million (prior to purchase accounting adjustments)
- Cash payments received from borrowers and sale of property to date of $88 million
- FDIC loss share reimbursement received to date of $166 million

Loan Loss Reserve Analysis
Legacy Loans

Charter Financial Corporation

(in 000's)	Mar 2010	Jun 2010	Sep 2010	Dec 2010	Mar 2011	Jun 2011
Loan Loss Provision (QTD)	3,000	1,300	700	800	300	300
Total Reserves	11,396	9,158	9,797	10,026	9,694	9,360
Non-Accrual Loans	13,088	12,884	11,655	13,685	11,720	12,352
OREO	7,409	11,017	9,641	9,044	7,720	4,838
Non-Performing Assets	20,497	23,901	21,296	22,729	19,440	17,190
NPA's / Assets (%)	1.7%	2.1%	1.8%	2.1%	2.0%	1.8%
Total Loan Portfolio	474,724	472,127	461,220	458,073	444,479	441,416
Net Charge-Offs (QTD)	1,569	3,239	361	572	632	634

Income Statement Highlights

Charter Financial CORPORATION

($000s)	FY 2008	FY 2009	FY 2010	QTR1 2011	QTR2 2011	QTR3 2011
Net Interest Income	19,606	17,960	27,201	7,567	7,302	8,153
Provision for Loan Losses, Not Covered by FDIC	3,250	4,550	5,800	800	300	300
Provision for Covered Loan Losses	0	0	420	0	400	0
Non-Interest Income	18,950	11,792	17,510	2,910	2,215	2,449
Non-Interest Expense	20,284	22,581	30,469	9,409	8,627	7,968
Income Tax Expense	4,491	306	2,087	(7)	(62)	785
Net Income	**10,531**	**2,315**	**5,935**	**276**	**252**	**1,549**
Fully Diluted EPS	$.55	$.12	$.32	$.02	$.01	$.09

Yield and Margin Trend



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
FY2007
FY2008
FY2009
FY2010
YTD Q3 2011
Yield: Interest Earning Assets
Cost of Interest Bearing Liabilities
Net Interest Margin

Non-Interest Expense

Charter Financial CORPORATION



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY 2006
FY 2007
FY 2008
FY 2009
FY 2010
YTD Q3 2011
57%
12%
19%
7%
4%
63%
11%
19%
2%
5%
56%
14%
22%
3%
5%
45%
26%
20%
4%
5%
45%
23%
22%
5%
5%
44%
26%
20%
5%
5%
Marketing
Professional Services
Occupancy
Other
Salaries & Benefits

Future Challenges & Opportunities

Charter Financial Corporation

Deal with Challenging Conditions

- Mitigate Credit Losses
- Asset Generation
- Enhance Management Infrastructure while Controlling Expenses
- Comply with Dodd Frank
- Invest Cash Wisely

Operating From a Position of Strength

- Broad Market Area with which to Pursue Strategic FDIC-Assisted Acquisitions
- Benefit from Weakened Competition
- Continue to Invest in the Franchise with a Focus on Quality Customer Service
- Seek Efficiencies throughout the Organization including Recent Acquisitions

Charter Financial
CORPORATION

APPENDIX

Board & Executive Team

Name	Position(s) Held With Charter Financial Corporation	Age (1)	Director Since (2)	Current Term Expires
Robert L. Johnson	President, Chief Executive Officer and Director	57	1986	2014
David Z. Cauble, III	Director	58	1996	2014
Jane W. Darden	Director	60	1988	2012
Thomas M. Lane	Director	56	1996	2012
Curti M. Johnson	Director, Sr Vice President & General Council	51	2007	2013
Edward D. Smith	Director	36	2011	2013
David L. Strobel	Director	59	2003	2014
	Executive Officers Who Are Not Directors			
Curtis R. Kollar	Senior Vice President and Chief Financial Officer	58		
Lee Washam	President of CharterBank	49		

(1) As of December 31, 2010.
(2) Includes service as a director of CharterBank prior to its mutual-to-stock conversion.

Board & Executive Team Biographies

Charter Financial CORPORATION

Director Biography

Robert L. Johnson. Mr. Johnson has been the President and Chief Executive Officer of Charter Financial since its inception in 2001, Chief Executive Officer of CharterBank since 1996 and President of CharterBank from 1996 to January 2007. On November 27, 2007, Mr. Johnson was elected Chairman of the Board of Directors upon the retirement of Mr. John W. Johnson, Jr. Prior to 1996, he served as Financial Analyst, then Senior Vice President and Chief Financial Officer of CharterBank. He began continuous service with CharterBank in 1984. Mr. Johnson has an undergraduate degree from Vanderbilt University and a Master's Degree in Business Administration with a concentration in Finance from the University of Alabama. He is a graduate of the Graduate School of Community Bank Management. He also serves on the LaGrange College Board of Trustees and is Chairman of The Charter Foundation. Mr. Johnson also is affiliated with the West Point Rotary Club. Mr. Johnson is the brother of Curti M. Johnson, a director of Charter Financial. Mr. Johnson provides the Board of Directors with broad perspective on Charter Financial's strategies, challenges and opportunities as a result of his long affiliation with CharterBank in a variety of senior management roles.

David Z. Cauble, III. Mr. Cauble is self-employed as a food service consultant and investor. He was the Owner and President of Vend-All Company in LaGrange, Georgia, until its sale in 1996. Previously he was Vice President-Sales in his family's Coca-Cola Bottling business. He is a graduate of Washington & Lee University, serves as Chairman of Cobb Foundation, is a member of Young Presidents' Organization, and serves as a Junior Warden of the Episcopal Church in LaGrange. As a manager and owner of several businesses and as an investor, Mr. Cauble provides the Board of Directors with insight concerning the opportunities and risks associated with lending to commercial companies and small businesses.

Board & Executive Team Biographies

Jane W. Darden. Ms. Darden is responsible for overall management, including bookkeeping, for family assets which includes investments, timberland and cattle farming. She was formerly employed in the banking field for five years, and has a B.A. in Psychology from Converse College. Ms. Darden serves on Library Committee, Stewardship Committee, Altar Guild and Meals on Wheels for First United Methodist Church of West Point, Georgia. As a manager of a variety of different businesses, and with her experience in banking, Ms. Darden provides the Board of Directors with a number of different perspectives and insights.

Curti M. Johnson. Mr. Johnson serves as General Counsel of CharterBank. He is a member of both the Georgia and Alabama Bar Association. Prior to joining CharterBank on a full-time basis on January 3, 2011, Mr. Johnson was a partner in the law firm of Johnson, Caldwell & McCoy in Lanett, Alabama, where he practiced law since 1990. Prior to that time, Mr. Johnson was an associate attorney with Burr & Forman in Birmingham, Alabama, for four years. Mr. Johnson served as a director for Citizens BancGroup, a bank holding company in Valley, Alabama, from 1988 until it was acquired by CharterBank in 1999. He served as Chairman of Citizens BancGroup from 1996 through 1999. He received his B.A. degree from Vanderbilt University and his law degree from the University of Virginia School of Law. Mr. Johnson is Vice President and founding board member of the Chattahoochee Fuller Center Project, Inc. Mr. Johnson is the brother of Robert L. Johnson, our Chairman of the Board and Chief Executive Officer. Mr. Johnson's legal expertise provides the Board of Directors with insight on legal matters involving CharterBank, and his local contacts with customers and businesses assist CharterBank with business generation and product offerings.

Board & Executive Team Biographies

Charter Financial CORPORATION

Thomas M. Lane. Mr. Lane is Chief Financial Officer of Lanier Health Services. He was the Senior Vice President and Treasurer of WestPoint Home, Inc. and its predecessors from March 2000 until March 2007. He previously served as its Treasurer from 1997 to 1999. Prior to that time, he served as Controller of Budgets and Analysis for WestPoint Pepperell, one of the predecessors of West Point Home, Inc. He had been continuously employed in various financial and accounting positions with WestPoint Home and its predecessor companies since June 1976. Mr. Lane received his B.S. in Business Administration from Auburn University in 1976. Mr. Lane's diverse senior management experiences in financial and accounting roles for several large enterprises provide the Board of Directors with perspective on CharterBank's financial and accounting practices and procedures, financial reporting, as well as Charter Financial's relationship with its internal and external accounting firms. In addition, Mr. Lane has been designated as an audit committee financial expert by the Board of Directors.

Edward D. Smith. Mr. Smith is co-owner and Executive Vice-President of Hutchinson Traylor, an insurance and financial services firm. He has his resident and surplus lines licenses in Life & Health and Property & Casualty insurance, and has also earned his Series 6, 63 & 65 Securities Licenses and obtained the Certified Insurance Counselor (CIC) designation. Prior to joining Hutchinson Traylor, Mr. Smith served several years in the Financial Services Division of Accenture, LLP. Mr. Smith attended Wake Forest University where he graduated Magna Cum Laude from the Wayne Calloway School of Business and Accountancy. Mr. Smith actively participates in several community service organizations. He is a member of the Executive Committee and chairs the Development Committee as part of his service on the Board of Trustees of LaGrange College. He also serves as Past President of the College's Leadership Council. He is the Vice-Chair of the Downtown LaGrange Development Authority and Past President of the Board of Directors for both the LaGrange Rotary Club and the local Boys & Girls Club of West Georgia. Mr. Smith's extensive and diverse experience in insurance, retirement planning and financial services, including employee benefits, as well as his active role in the community served by CharterBank, will provide the Board with valuable insight in these areas.

Board & Executive Team Biographies

Charter Financial CORPORATION

David L. Strobel. Mr. Strobel has been the Executive Vice President and General Manager of Shannon, Strobel & Weaver Constructors & Engineers, Inc. since 1977. He received his B.S. in Mechanical Engineering from the University of Notre Dame in 1973, and is a Registered Professional Engineer in 18 states. Mr. Strobel served as a member of the Board of Directors of EBA Bancshares and Eagle Bank of Alabama from 1998 until their acquisition by CharterBank in 2003. In February 1999, he assumed the position of chairman of EBA Bancshares. He joined the Board of Directors of CharterBank and Charter Financial in August 2003. Mr. Strobel's other affiliations include the Auburn City Schools Board of Education and several professional societies. Mr. Strobel's experience in managing the operations of a construction and engineering business provides the Board of Directors with general business acumen, and his real estate and construction knowledge and experience and prior service on the board of another financial institution provides the Board of Directors with perspective and experience in CharterBank's lending operations.

Executive Officers Who are Not Directors

Curtis R. Kollar. Mr. Kollar is a Certified Public Accountant (CPA) and Certified Management Accountant (CMA). He has been the Vice President & Treasurer of CharterBank since 1991 and was named Chief Financial Officer of Charter Financial in October of 2001 and of CharterBank in January of 2001. He has an undergraduate degree from Ohio Wesleyan University and an M.S. in Accounting from Syracuse University. He is a graduate of the Graduate School of Community Bank Management. Mr. Kollar has 24 years experience in the banking field. Mr. Kollar serves as treasurer of West Point First United Methodist Church and he is President of the Board of Directors of the Chattahoochee Valley Hospital Society, a member of the LaGrange Choral Society and a past President of the West Point Rotary Club.

Lee Washam. Mr. Washam has been President of CharterBank since January of 2007. Before that, he served as Executive Vice President for six years. Mr. Washam is the former Executive Vice President of Flag Bank, LaGrange, Georgia and has over 26 years of banking experience. He received his B.S. in Business Administration from LaGrange College in 1983 and is a 1995 graduate of The Graduate School of Banking at Louisiana State University. Mr. Washam's current affiliations include: LaGrange Lions Club, Leadership Troup, Georgia Community Bankers Association, the Board of Governors of Highland Country Club and Finance Committee for New Community Church.

Charter Financial

CORPORATION